SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 14, 2006

                            FNB FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

Pennsylvania                       33-66014                       23-2466821
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 (State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

101 Lincoln Way West, McConnellsburg, Pennsylvania                   17233
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(Address of principal executive offices)                          (Zip Code)

                                 (717) 485-3123
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            FNB FINANCIAL CORPORATION

                           CURRENT REPORT ON FORM 8-K

ITEM 8.01. OTHER EVENTS

      On March 14, 2006, FNB Financial Corporation and Tower Bancorp, Inc. each held its respective Special Meeting of Shareholders to consider and vote on the Agreement and Plan of Merger dated September 21, 2005, as amended on December 14, 2005, providing for the merger of FNB Financial Corporation with and into Tower Bancorp, Inc.("the "Merger Agreement"). The requisite two-thirds shareholders of FNB Financial Corporation and Tower Bancorp, Inc. approved the Merger Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits - none

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FNB FINANCIAL CORPORATION


Date: March 31, 2006                    By: /s/ John C. Duffey
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                                            By:    John C. Duffey
                                            Title: President and Chief Executive
                                                   Officer